Exhibit 10.17

October 21, 2004

                                                             BAY BUSINESS CREDIT
                                                            1450 Maria Lane #300
                                                     Walnut Creek, CA 94596-5391

                                                               Tel. 925.256,9003
                                                               FAX 925.256.9021
                                                               www.baybizcr.com

Mr. Christopher Reed, President.
Reed's, Inc.
13000 S. Spring Street
Los Angeles, Ca 90061

Re: Line Increase

Dear Mr. Reed,

The Loan And Security Agreement between Bay Business Credit and Reed's, Inc. dated June 2, 2003 shall be amended upon receipt by Bay Business Credit of one copy of this executed amendment and a 1% fee on the amount of the increase.

Paragraph 1. Loans is amended to provide "Maximum Aggregate Line of $1,100,000-00. (***0NE MILLION ONE HUNDRED THOUSAND DOLLARS***)..."

In all other respects the Loan And Security Agreement shall remain the unchanged.


                                        Very Truly Yours,


                                        /s/ Dimitri Koroslev
                                        ----------------------------------------
                                        Dimitri Koroslev
                                        President


                                        Acknowledged and Agreed
                                        Reed's Inc.


                                        By: /s/ Christopher Reed
                                            ------------------------------------
                                            Christopher Reed
                                            President